UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 3, 2008

FIRST DEFIANCE FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

OHIO	0-26850	34-1803915
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

601 Clinton Street, Defiance, Ohio 43512
(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code: (419) 782-5015

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A is being filed to amend Item 3.02 to include a description of the exemption from registration that was claimed for the issuance and sale of securities to the U.S. Department of the Treasury that was previously reported on the Form 8-K filed by First Defiance Financial Corp. on December 8, 2008 (the “Form 8-K”).  Other than the inclusion of an additional statement under Item 3.02 to describe the exemption, the Form 8-K is unchanged.  This Form 8-K/A is limited in scope to Item 3.02 and does not amend, update, or change any other items or disclosures contained in the Form 8-K.

Item 3.02 Unregistered Sales of Equity Securities

The description under Item 3.03 below is incorporated herein by reference.  The issuance and sale to the U.S. Department of the Treasury of the preferred stock and warrant described in Item 3.03 was a private placement exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST DEFIANCE FINANCIAL CORP.

By:	/s/ William J. Small
William J. Small
Chief Executive Officer

Date:  December 11, 2008

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